UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23758

EAGLE POINT INSTITUTIONAL INCOME FUND

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o EAGLE POINT INSTITUTIONAL INCOME FUND

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann

Philip Hinkle
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant is filing this amendment to its Form N-CSR (the “Amendment”) for the period ended December 31, 2022, originally filed with the Securities and Exchange Commission on February 28, 2023 (Accession Number 0001387131-23-002492) (the “Original Filing”). This Amendment is filed solely for the purpose of amending the graph and table within the “Performance Data” section of the annual report to correct a scrivener’s error. Except as set forth above, the Amendment does not amend, update or change any other information or disclosures contained in the Original Filing.

Item 1.	Report to Stockholders

The Annual Report to shareholders of Eagle Point Institutional Income Fund (the “Company”) for the year ended December 31, 2022 is filed herewith.

EAGLE POINT
INSTITUTIONAL INCOME

2022
ANNUAL REPORT
EAGLE POINT INSTITUTIONAL INCOME FUND

Eagle Point Institutional Income Fund

Annual Report – December 31, 2022

1

Letter to Shareholders and Management Discussion of Fund Performance

Dear Shareholders:

We are pleased to provide you with the enclosed report of Eagle Point Institutional Income Fund (“we,” “us,” “our” or the “Fund”) for the fiscal period from June 1, 2022 (commencement of operations) through December 31, 2022.

The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is advised by Eagle Point Credit Management LLC (the “Adviser”). The Fund is organized as a Delaware statutory trust. The Fund offers its shares of beneficial interest to investors on a continuous basis at their net asset value per share plus any applicable sales load. The Fund’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve these objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”). We may also invest in other securities or instruments that are related investments or that are consistent with our investment objectives.

The Adviser has significant expertise in CLO investing, including 57 years of combined CLO industry experience among the senior investment team and $7.5 billion of assets under management (including undrawn capital commitments and non-CLO strategies)1 as of December 31, 2022. The Fund was formed in order to provide investors with access to institutional credit investment strategies in a continuously offered, SEC-registered and non-traded format.

Volatility was a clear hallmark of 2022, and there were very few risk assets which generated positive returns. While our portfolio was not immune to the broader market conditions, it did what it was designed to do – generate strong and consistent cash flows in all type of market conditions. Should these choppy market conditions persist, we believe our portfolio of CLOs is well positioned to capitalize on the opportunities presented.

Despite the volatile and challenging markets in 2022, the Fund’s financial performance from commencement of operations on June 1, 2022 through December 31, 2022 reflects a positive total return of 4.3%2, preservation of capital, consistent and attractive distribution payments to shareholders and outperformance relative to the Fund’s benchmark (which is the S&P BDC index included in the total return table within the “Performance Data” section of this report).

Our Adviser’s proactive approach to managing the Fund has further positioned us for long-term success and shareholder value creation. Despite the decline in CLO security prices in the market and broad market volatility during the reporting period, our NAV per share ended 2022 at $9.97,

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 11 for endnotes.

compared to $10.00 when the Fund commenced operations on June 1, 2022. In addition, our investment portfolio generated cash flows to support our monthly distribution payments to shareholders with strong recurring net investment income coverage. Lastly, we deployed capital into discounted investments that we believe will generate attractive risk-adjusted returns over time.

During the reporting period, the Fund generated net investment income of $650,250 and paid a cumulative $585,223 in monthly common distributions3, or $0.455 per share in the aggregate. Such declared and paid distributions represent a 9.1% annualized average distribution rate based on the Fund’s NAV per share. The Fund’s December 2022 distribution amount of $0.075 per share represents a 9.0% annualized distribution rate4 based on the prior month’s NAV per share of $9.99.

For the year ended December 31, 2022, the Fund recorded an increase in net assets resulting from operations of $599,770, or $0.44 per weighted average share.5 This represents an ROE of 4.3%.2 We actively deployed $13.9 million into new CLO equity and debt investments during the reporting period. Looking ahead, we believe the Fund remains well-positioned to deliver strong returns.

The Fund’s investment portfolio as of December 31, 2022 consisted of 17 CLO equity investments and 4 CLO debt investments, representing exposure to 17 CLO managers. Importantly, all of the Fund’s investments were also investments made by other funds and accounts managed by the Adviser, thereby allowing the Fund to benefit from the scale of our Adviser’s platform. As a result, the Fund (and such other funds and accounts) was able to acquire a majority position in the equity tranche of certain CLO investments, thereby providing the Fund with certain protective rights over the vehicle (such as the ability to call the CLO after the non-call period, to refinance/reprice certain CLO debt tranches after a period of time and to influence potential amendments to the governing documents of the CLO) that may reduce our risk in these investments and/or enhance our ultimate return.

We believe our portfolio continues to have the potential for further meaningful upside. The weighted average expected yield of our CLO equity portfolio, based on current market values and expected future cash flows, was 22.49% as of December 31, 2022, which we believe represents an attractive value.

As of December 31, 2022 the Fund had approximately $14 million in net assets or $9.97 per share. The Fund intends to continue to raise capital under its continuous distribution program in order to increase scale and efficiency. The Adviser provided substantial support to the Fund in 2022 by paying certain organizational and offering expenses as well as limiting the Fund’s operating expenses. Certain payments made by the Adviser on the Fund’s behalf are subject to reimbursement pursuant to contractual arrangements with the Fund. The Fund had no direct

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 11 for endnotes.

leverage on the balance sheet (i.e., no bank borrowings or other indebtedness) as of December 31, 2022.

We highlight the Fund’s distribution reinvestment plan for shareholders. This plan allows shareholders to have their distributions automatically reinvested into new shares at the net asset value per share. We encourage all shareholders to carefully review the terms of the plan. See “Distribution Reinvestment Plan” in the enclosed report.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 11 for endnotes.

Market Overview6

Loan Market

Senior secured loans to larger US companies comprise the vast majority of our CLOs’ underlying portfolios. The Credit Suisse Leverage Loan Index7 (“CSLLI”), which is a broad index followed by many tracking the corporate loan market, generated a total return of -1.06% in 2022. This represents only the third negative year for the CSLLI in its 31 years of existence, and notably, in only one year was the annual return materially negative (2008: -28.75%). As a testament to the robust nature of the loan asset class, there have never been two consecutive years with annual declines in the loan market.

On a relative basis, the floating-rate loan asset class has continued to exhibit greater resilience and outperformance versus many other risk assets. In a persistently volatile year, the modestly negative return for loans compares favorably against the significant losses in other risk assets; equities, high-yield and investment grade returned -18%, -11% and -16%8, respectively, during the year.

Loan price volatility was a predominant theme in 2022, fueled by increasing inflation, looming recessionary fears and Fed-driven rate hikes. The loan market experienced significant swings over the course of the year, in both directions, with daily gains and losses of over 20 basis points on nearly 50 separate trading dates. The average price of the CSLLI finished the year at 91.89, almost seven points below January’s peak, and just slightly above the low of 91.54 recorded in early July. Overall, lower-rated loans underperformed their higher quality peers, a reversal from 2021 when investors favored riskier assets in a pursuit for yield.

At year-end, approximately 20% of the loan market was priced below 90. With a significant share of high-quality issuers trading at discounted prices, CLO collateral managers were well positioned to improve underlying loan portfolios through relative value credit selection in the secondary market, as well as take advantage of a high-quality primary market, at discounted prices.

In a reversal from 2021, retail loan funds experienced regular net outflows throughout the year as mutual funds and ETF investors rotated out of risk assets, despite the strong upward movement in rates. For 2022, mutual funds and ETFs investing in U.S. leveraged loans experienced net outflows of $13 billion, compared to net inflows of $47 billion in 2021.9 The high-yield mutual fund/ETF market, by comparison, recorded $49 billion of net outflows in 2022 after recording $13 billion of net outflows in 2021.

Institutional loan issuance totaled $225 billion in 2022, compared to a record $614 billion in 2021. Total institutional loans outstanding stood at $1.41 trillion as of December 31, 2022, up slightly from $1.35 trillion at the beginning of the year. While primary issuance remained limited

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 11 for endnotes.

in the fourth quarter, loan refinancing activity meaningfully increased as U.S. corporates rushed to address upcoming maturities before year-end, including large par repayments from high-quality issuers such as American Airlines and Axalta, each at over $1 billion. In order to extend the maturities of their loans, issuers were willing to pay higher spreads, which will ultimately benefit the Fund’s CLO equity positions. Currently, the vast majority of the maturity wall is pushed out to 2025 and later. Only 3.4% of the loan portfolios underlying our CLO equity positions mature prior to 2025.

Loan defaults were muted in the fourth quarter of 2022, as no companies defaulted. At year-end, the twelve-month trailing default rate fell to 0.72%; while above the rate of 0.29% at the beginning of the year, it was still well below the long-term default rate of 2.7%.10 While the impact of a slowing economy and potential recessionary headwinds, including rising borrowing costs on corporate borrowers, continue to be debated, we believe loan defaults will remain below historical averages over the near term.

The loan prepayment rate remained in the mid-teens through 2022, despite the ongoing volatility, and on a twelve-month trailing basis stood at 13% at the end of December. While the market tends to be most focused on loan defaults, prepayments are a critical input to the performance of a CLO. In the worst two years on record (2008-2009) for the loan market, prepayments still averaged 12%.

CLOs within their reinvestment period which are receiving meaningful par prepayments are able to reinvest those proceeds into attractive loans at higher spreads and lower prices. Par build allows CLOs to weather volatile periods, including building in additional cushion for potential future defaults. For example, 20 basis points of notional par build could offset nearly 0.50% of defaults. This ultimately creates significant value within a CLO, building more par subordination for BBs and increasing terminal value for CLO equity.

CLO Market

Despite declining loan issuance and widening CLO liabilities, the CLO market ended 2022 with its second highest annual new issuance on record, at a total volume of $129 billion. This compares to last year’s record new issuance of $187.1 billion. Primary market activity peaked in the second quarter, before issuance steadily declined quarter-over-quarter as CLO debt spreads increased and investor demand remained low into year-end.

The CLO equity arbitrage – the difference between the yield of the underlying loan portfolio and the CLO’s financing costs – remained generally unattractive during the second half of the year. During the second half, some new issue CLOs settled for shorter-dated reinvestment periods or even static structures to secure pricing. CLOs unable to achieve the standard five-year reinvestment period are much less favorable for CLO equity investors, in our opinion, given their limited reinvestment optionality and sometimes higher-than-average debt costs. Additionally,

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 11 for endnotes.

in the second half of 2022, most economically-driven equity investors focused on more desirable secondary market opportunities. Indeed, very few third party equity investors were behind new CLO formation given the lower expected IRRs at pricing. In our opinion, this highlights the continued misalignment of captive funds that are set up to support internal CLO programs, and often at the expense of their equity investors. Investing in the secondary CLO equity market would have generated much higher returns, in our view.

With the rebound in loans during the fourth quarter, the new issue CLO market remained challenged as CLO liability spreads remained largely unchanged at calendar year wides going into year end. CLO AAA debt spreads averaged 235 basis points over SOFR in the fourth quarter, more than 100 basis points higher than levels in the fourth quarter of 2021. Liability costs were largely range-bound over the second half of the year, and collateral manager dispersion was evident, with lower-tier CLO collateral managers paying over 14 basis points more, on average, in AAA spreads versus their higher quality counterparts.

Importantly, there were very few payment disruptions to CLO equity during the year, despite the persistent volatility in loan prices. CLOs saw a slight but temporary decrease in third and fourth quarter 2022 equity distributions, attributable to the rapid increases in the benchmark interest rate and resulting in a greater than usual disparity between 1-month and 3-month LIBOR/SOFR. Many loan borrowers took advantage of a lower 1-month rate, while CLO liabilities pay at the 3-month rate, for these two payment periods. This mismatch has meaningfully compressed since year-end, and we believe equity distributions will increase for many CLOs over the coming quarters.

In periods of market volatility, the dispersion in CLO equity performance across CLO collateral managers often increases; 2022 was no exception. CLOs with longer remaining reinvestment periods and thicker overcollateralization cushions (and thus with greater built-in optionality) outperformed more seasoned CLOs coming up on the end of their reinvestment periods. During the year, CLOs with greater tail risk in their underlying portfolios were heavily discounted amidst the loan price volatility given their limited near-term upside.

With CLO liability spreads elevated, many CLOs had financing which is well “in the money.” As a result, reset and refinancing activity remained muted for much of the year. In total, the U.S. CLO market recorded just $25 billion in refinancing and reset activity, nearly all of which occurred prior to June 2022.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 11 for endnotes.

Early in 2023, CLO debt spreads have tightened, with AAA spreads averaging 210 basis points over SOFR, supporting an increase in near-term new issue activity.

Additional Information

In addition to the Fund’s regulatory requirement to file certain quarterly and annual portfolio information as described further in the enclosed report, the Fund makes certain additional financial information available to investors via our website (www.EPIIF.com).

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 11 for endnotes.

Subsequent Developments

As of January 31, 2023, the Fund’s net asset value per share was $10.22. This represents an increase of 2.5% compared to the net asset value per share as of December 31, 2022.

On January 31, 2023, the Fund paid a monthly distribution of $0.075 per common share to holders of record on January 27, 2023. Additionally, the Fund declared a distribution of $0.077 per common share payable on February 28, 2023 to holders of record on February 24, 2023.

* * * * *

Management remains keenly focused on continuing to create value for our shareholders. We appreciate the trust and confidence our shareholders have placed in the Fund.

Thomas Majewski

Chief Executive Officer

This letter is intended to assist shareholders in understanding the Fund’s performance during the period of June 1, 2022 through December 31, 2022. The views and opinions in this letter were current as of February 15, 2023. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Fund undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this letter and you should not consider information contained on our website to be part of this letter or any other report we file with the Securities and Exchange Commission.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 11 for endnotes.

ABOUT OUR ADVISER

Eagle Point Credit Management LLC is a specialist asset manager focused on investing in CLO securities and other income-oriented credit investments. As of December 31, 2022, our Adviser had approximately $7.5 billion of assets under management (inclusive of undrawn capital commitments).9

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 11 for endnotes.

Notes

[1]	Calculated in the aggregate with the Adviser’s affiliate Eagle Point Income Management LLC.

[2]	Return on our equity or “ROE” reflects the total return of the Fund. Total return assumes shares were purchased at the net asset value per share as of the beginning of the period, and distributions paid to shareholders during the period were reinvested at net asset value per share, and the total number of shares were sold at the closing net asset value per share on the last day of the period. Total return does not reflect any sales load.

[3]	For the period ended December 31, 2022, 83.5% of common share distributions have been estimated to be a return of capital as noted on the Fund’s website. The actual components of the Fund’s distributions for U.S. tax reporting purposes can only be finally determined as of the end of each fiscal year of the Fund and are thereafter reported on Form 1099-DIV. A distribution comprised in whole or in part by a return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. Future distributions may consist of a return of capital. Not a guarantee of future distributions or yield.

[4]	As of December 31, 2022. Annualized distribution rate reflects the December 2022 distribution annualized and divided by the prior month’s net asset value per share. The annualized distribution rate is not a guarantee of future returns and future performance may vary. The timing and frequency of distribution payments is not guaranteed. Such variance may be material and adverse, including the potential for full loss of principal and no distributions. In considering returns, investors should bear in mind that historical performance is not a guarantee, projection or prediction and is not indicative of future results. Actual net returns in any given year may be lower than the historical returns. Investment return and principal value of any investment will fluctuate and may be worth more or less than the amount initially invested. Distribution payments are not guaranteed. Distributions may be comprised of any combination of 1) net investment income and/or 2) net capital gain, and, if the Fund distributes an amount in excess of net investment income and net capital gains, a portion of such distribution will constitute a return of capital. A distribution comprised in whole or in part by a return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” A return of capital distribution may reduce the amount of investable funds. The actual components of the Fund’s distributions for U.S. tax reporting purposes can only be finally determined as of the end of each fiscal year of the Fund and are thereafter reported to shareholders on Form 1099-DIV.

[5]	“Weighted average share” is calculated based on the average daily number of shares of beneficial interest outstanding during the period.

[6]	JPMorgan Chase & Co.; S&P Capital IQ; S&P LCD; Credit Suisse.

[7]	The CSLLI tracks the investable universe of the US dollar-denominated leveraged loan market. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index.

[8]	Returns shown represent the total return for a given index for the year ended December 31, 2022. Equity return shown is represented by the S&P 500 which tracks the performance of US equity markets and is based on the market capitalization of 500 large companies having common stock listed on the NYSE or NASDAQ. High yield return shown is represented by the ICE BofA US High Yield Index which tracks the performance of high-yield securities traded in the U.S. bond market. Investment Grade return shown is represented by the Bloomberg US Corporate Total Return Value Unhedged Index which tracks the performance and analytics of U.S. denominated securities that are representative of the investment grade, fixed-rate, taxable corporate bond market.

[9]	JPMorgan Chase & Co. North American Credit Research – JPM High Yield and Leveraged Loan Research (cumulative 2022 reports).

[10]	“Default rate” represents the rate of obligors who fail to remain current on their loans based on the par amount.

Page Intentionally Left Blank

Important Information about this Report and Eagle Point Institutional Income Fund

This report is transmitted to the shareholders of Eagle Point Institutional Income Fund (“we”, “us”, “our” or the “Fund”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Fund or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Fund and is not a prospectus. From time to time, the Fund may have a registration statement relating to one or more of its securities on file with the U.S. Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Credit Management LLC (the “Adviser”) and/or the Fund. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Fund’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Fund. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing in securities of the Fund. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Fund is not appropriate for all investors. The investment program of the Fund is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Fund is not intended to be a complete investment program. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of December 31, 2022. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Fund. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Fund’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Liquidity will be provided by the Fund only through limited repurchase offers described below (if at all). An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. The Fund’s shares will not be publicly traded and an investor should not expect to be able to sell shares regardless of how the Fund performs.

Neither the Adviser nor the Fund provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Fund, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO managers and trustees) that have not been independently verified by the Fund. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Fund’s filings with the SEC. The Fund undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

Performance Data1

The following graph shows the performance of a $10,000 investment in the Fund’s shares for the period from June 1, 2022 (commencement of operations) through December 31, 2022. The performance calculation assumes the purchase of the Fund’s shares at the offering price at the beginning of the period (i.e., at the initial net asset value per share and assuming the maximum sales charge of 6.0%) and the repurchase of those shares at net asset value at the end of the periods shown. For comparative purposes, the performance of a relevant third-party securities market index, the S&P BDC Index, is shown. Distributions are assumed, for purposes of this calculation, to be reinvested at net asset value under the Fund’s distribution reinvestment plan. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares.

Past performance is not indicative of, or a guarantee of, future performance. Future results may vary and may be higher or lower than the data shown.

Value of $10,000 Invested
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
6/1/22
6/30/22
7/31/22
8/31/22
9/30/22
10/31/22
11/30/22
12/31/22
$9,804
$9,486
SPBDC
Eagle Point Institutional Income Fund (with sales load)

	Annualized Total Return	Cumulative Total Return
	Since Inception	Since Inception
Eagle Point Institutional Income Fund (without sales load)	7.44%	4.30%
Eagle Point Institutional Income Fund (with sales load)	-3.32%	-1.96%
S&P BDC Index	-8.60%	-5.14%

Please see footnote disclosures on page 16.

Summary of Certain Unaudited Portfolio Characteristics

The summary of portfolio characteristics reflected below is as of December 31, 2022. The information presented below is on a look-through basis to the collateralized loan obligation, or “CLO”, equity and related investments held by the Fund as of December 31, 2022 (except as otherwise noted) and reflects the aggregate underlying exposure of the Fund based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Fund relating to December 2022 and from custody statements and/or other information received from CLO collateral managers, or other third party sources.

Summary of Portfolio Investments (as of 12/31/2022)[2]

Cash: $77,106

Number of CLO Securities	21
Number of Collateral Managers	17
Fair Value of CLO Equity Securities	$11,910,711
Fair Value of CLO Debt Securities	$1,448,533

Summary of Underlying Portfolio Characteristics (as of 12/31/2022)[3]
Number of Unique Underlying Loan Obligors	1,193
Largest Exposure to an Individual Obligor	0.99%
Average Individual Loan Obligor Exposure	0.08%
Top 10 Loan Obligors Exposure	6.53%
Currency: USD Exposure	100%
Aggregate Indirect Exposure to Senior Secured Loans[4]	96.97%

Please see footnote disclosures on page 16.

Notes

[1]	The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index. The index shown herein has not been selected to represent a benchmark for a strategy’s performance, but is instead disclosed to allow for comparison of the Fund’s returns to that of known, recognized and/or similar indices. The S&P BDC Index is intended to measure the performance of all Business Development Companies (BDCs) that are listed on the NYSE or NASDAQ and satisfy market capitalization and other eligibility requirements. Although the Fund is not a BDC, BDCs generally invest in high yielding credit investments, as does the Fund. In addition, similar to the Fund, BDCs generally elect to be classified as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended, which generally requires an investment company to distribute its taxable income to shareholders.

[2]	The summary of portfolio investments shown is based on the estimated fair value of the underlying positions and cash net of pending settlements as of as of December 31, 2022.

[3]	The information presented herein is on a look-through basis to the collateralized loan obligation, or “CLO”, equity and related investments (i.e. loan accumulation facilities) held by the Fund as of December 31, 2022 (except as otherwise noted) and reflects the aggregate underlying exposure of the Fund based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Fund relating to December 2022 and from custody statements and/or other information received from CLO collateral managers and other third party sources. Information relating to the market price of underlying collateral is as of month end; however, with respect to other information shown, depending on when such information was received, the data may reflect a lag in the information reported. As such, while this information was obtained from third party data sources, December 2022 trustee reports and similar reports, other than market price, it does not reflect actual underlying portfolio characteristics as of December 31, 2022 and this data may not be representative of current or future holdings.

[4]	We obtain exposure in underlying senior secured loans indirectly through CLOs and related investments.

Consolidated Financial Statements for the Period from June 1, 2022
(Commencement of Operations) through December 31, 2022 (Audited)

Eagle Point Institutional Income Fund & Subsidiaries
Consolidated Statement of Assets and Liabilities
As of December 31, 2022
(expressed in U.S. dollars)

ASSETS
Investments, at fair value (cost $13,411,392)	$13,359,244
Interest receivable	1,028,281
Due from Adviser (Note 4)	240,733
Cash and cash equivalents	77,106
Prepaid expenses	58,243
Total Assets	14,763,607

LIABILITIES
Professional fees payable	211,836
Administration fees payable	169,020
Management fee payable	128,186
Incentive fee payable	112,547
Due to affiliates	71,498
Trustee fees payable	62,125
Transfer agent fees payable	17,379
Shareholders distribution payable	8,904
Other expenses payable	8,214
Total Liabilities	789,709

COMMITMENTS AND CONTINGENCIES (Note 7)

NET ASSETS applicable to 1,401,613 shares outstanding	$13,973,898

NET ASSETS consist of:
Paid-in capital (Note 5)	$13,478,531
Aggregate distributable earnings (losses)	495,367
Total Net Assets	$13,973,898

Shares outstanding	1,401,613

Net asset value per share	$9.97

See accompanying notes to the consolidated financial statements

Eagle Point Institutional Income Fund & Subsidiaries
Consolidated Schedule of Investments
As of December 31, 2022
(expressed in U.S. dollars)

Issuer (1)	Investment (2)	Acquisition Date (3)	Principal Amount	Cost	Fair Value (4)	% of Net Assets
Investments at Fair Value
CLO Debt (5)
Structured Finance
Apidos CLO XXXI	Secured Note - Class E-R, 10.68% (3M LIBOR + 6.60%, 04/15/2031)	06/07/22	$525,000	$487,967	$473,393	3.39%
Barings CLO Ltd. 2022-II	Secured Note - Class E, 10.32% (3M SOFR + 7.84%, 07/15/2035)	06/21/22	100,000	99,021	91,680	0.66%
CIFC Funding 2017-IV, Ltd.	Secured Note - Class D, 10.42% (3M LIBOR + 6.10%, 10/24/2030)	09/22/22	500,000	430,439	415,300	2.97%
Tralee CLO VII, Ltd.	Secured Note - Class E, 11.75% (3M LIBOR + 7.39%, 04/25/2034)	06/02/22	550,000	487,322	468,160	3.35%
				1,504,749	1,448,533	10.37%

CLO Equity (6)(7)
Structured Finance
Bardot CLO, Ltd.	Subordinated Note (effective yield 38.40%, 10/22/2032) (8)	11/22/22	850,000	478,125	496,673	3.55%
Barings CLO Ltd. 2021-II	Subordinated Note (effective yield 22.01%, 07/15/2034)	09/07/22	600,000	465,002	454,070	3.25%
Barings CLO Ltd. 2022-II	Income Note (effective yield 33.74%, 07/15/2072) (8)	06/21/22	1,000,000	381,166	481,788	3.45%
Battalion CLO XXIII Ltd.	Income Note (effective yield 25.32%, 07/15/2036) (8)	05/19/22	600,000	479,072	413,142	2.96%
Bear Mountain Park CLO, Ltd.	Income Note (effective yield 15.25%, 07/15/2035) (8)	07/13/22	475,000	443,864	370,171	2.65%
BlueMountain CLO XXIV Ltd.	Subordinated Note (effective yield 22.11%, 04/20/2034)	05/31/22	750,000	482,285	411,585	2.95%
CIFC Funding 2020-II, Ltd.	Subordinated Note (effective yield 22.28%, 10/20/2034)	12/14/22	650,000	494,000	489,900	3.51%
CIFC Funding 2022-VI, Ltd.	Income Note (effective yield 19.02%, 07/16/2035) (8)	08/01/22	600,000	482,884	378,542	2.71%
Dryden 94 CLO, Ltd.	Income Note (effective yield 21.28%, 07/15/2037) (8)	04/28/22	3,000,000	2,450,338	2,567,839	18.38%
Eaton Vance CLO 2020-2, Ltd.	Subordinated Note (effective yield 20.74%, 01/15/2035)	09/16/22	650,000	476,132	461,687	3.30%
Generate CLO 9 Ltd.	Subordinated Note (effective yield 22.54%, 10/20/2034)	05/31/22	600,000	464,674	448,993	3.21%
Madison Park Funding XXXIV, Ltd.	Subordinated Note (effective yield 24.68%, 04/25/2032)	09/27/22	750,000	470,420	460,559	3.30%
Octagon 58, Ltd.	Income Note (effective yield 22.61%, 07/15/2037) (8)	04/21/22	3,000,000	2,413,608	2,639,793	18.89%
Regatta XXI Funding Ltd.	Subordinated Note (effective yield 18.46%, 10/20/2034)	06/10/22	650,000	472,025	409,328	2.93%
RR 15 Ltd.	Subordinated Note (effective yield 21.35%, 04/15/2036)	06/08/22	575,000	471,346	432,751	3.10%
Venture 45 CLO, Ltd.	Subordinated Note (effective yield 29.42%, 07/20/2035)	09/19/22	700,000	513,565	470,194	3.36%
Wind River 2022-2 CLO Ltd.	Income Note (effective yield 27.00%, 07/20/2035) (8)	06/03/22	600,000	468,137	523,696	3.75%
				11,906,643	11,910,711	85.25%

Total investments at fair value as of December 31, 2022				$13,411,392	$13,359,244	95.62%

Net assets above (below) fair value of investments					614,654

Net Assets as of December 31, 2022					$13,973,898

(1) The Fund is not affiliated with, nor does it “control” (as such term is defined in the Investment Fund Act of 1940 (the “1940 Act”)), any of the issuers listed. In general, under the 1940 Act, the Fund would be presumed to “control” an issuer if it owned 25% or more of its voting securities.

(2) All securities exempt from registration under the Securities Act of 1933, and are deemed to be “restricted securities”.

(3) Acquisition date represents the initial purchase date of investment.

(4) Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Fund’s Board of Trustees, in accordance with Rule 2a-5 under the 1940 Act.

(5) CLO debt positions reflect the interest rate as of the reporting date.

(6) The fair value of CLO equity investments are classified as Level III investments.  See Note 3 “Investments” for further discussion.

(7) CLO subordinated notes and income notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses.  The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment.  It is the Fund’s policy to update the effective yield for each CLO equity position held within the Fund’s portfolio at the initiation of each investment and each subsequent quarter thereafter.  The effective yield and investment cost may ultimately not be realized. As of December 31, 2022, the Fund’s weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 23.21%.

(8) Fair value includes the Fund’s interest in fee rebates on CLO subordinated and income notes.

Reference Key:
SOFR	Secured Overnight Financing Rate
LIBOR	London Interbank Offered Rate

See accompanying notes to the consolidated financial statements

Eagle Point Institutional Income Fund & Subsidiaries
Consolidated Statement of Operations
For the period from June 1, 2022 (Commencement of Operations) through December 31, 2022
(expressed in U.S. dollars)

INVESTMENT INCOME
Interest income	$1,176,032
Other income	53,930
Total Investment Income	1,229,962

EXPENSES
Professional fees	284,040
Administration fees (Note 4)	179,020
Management fee (Note 4)	128,186
Incentive fee (Note 4)	112,547
Trustee fees	62,125
Transfer agent fees	17,381
Other expenses	37,146
Total Expenses	820,445

Expense support (Note 4)	(240,733)

Net Expenses	579,712

NET INVESTMENT INCOME	650,250

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	1,668
Net change in unrealized appreciation (depreciation) on investments	(52,148)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(50,480)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$599,770

See accompanying notes to the consolidated financial statements

Eagle Point Institutional Income Fund & Subsidiaries
Consolidated Statement of Changes in Net Assets

For the period from June 1, 2022 (Commencement of Operations) through December 31, 2022
(expressed in U.S. dollars, except share amounts)

Net Increase (decrease) in net assets resulting from operations:
Net investment income	$650,250
Net realized gain (loss) on investments	1,668
Net change in unrealized appreciation (depreciation) on investments	(52,148)
Total net increase (decrease) in net assets resulting from operations	599,770

Distributions to shares
Total earnings distributed to shares	(104,403)
Tax return of capital distributions to shares	(480,820)
Total distributions to shares	(585,223)

Capital share transactions:
Proceeds from shares sold	13,314,437
Reinvestment of distributions resulting in the issuance of shares	544,914
Total capital share transactions:	13,859,351

Total increase (decrease) in net assets	13,873,898
Net assets at beginning of period	100,000
Net assets at end of period	$13,973,898

Capital share activity:
Shares sold	1,337,483
Shares sold pursuant to the Fund’s distribution reinvestment plan	54,130
Total increase (decrease) in capital share activity	1,391,613

See accompanying notes to the consolidated financial statements

Eagle Point Institutional Income Fund & Subsidiaries
Consolidated Statement of Cash Flows
For the period from June 1, 2022 (Commencement of Operations) through December 31, 2022
(expressed in U.S. dollars)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$599,770
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investments	(13,940,105)
Proceeds from sales of investments and repayments of principal (1)	535,518
Net realized (gain) loss on investments	(1,668)
Net change in unrealized (appreciation) depreciation on investments	52,148
Amortization (accretion) of premiums or discounts on debt securities	(5,137)
Change in assets and liabilities:
Interest receivable	(1,028,281)
Due from Adviser (Note 4)	(240,733)
Prepaid expenses	(58,243)
Professional fees payable	211,836
Administration fees payable	169,020
Management fee payable	128,186
Incentive fee payable	112,547
Due to affiliates	71,498
Trustee fees payable	62,125
Transfer agent fees payable	17,379
Other expenses payable	8,214
Net cash provided by (used in) operating activities	(13,305,926)

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shares, net of change in distribution payable	(576,319)
Proceeds from shares sold	13,859,351
Net cash provided by (used in) financing activities	13,283,032

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(22,894)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	100,000

CASH AND CASH EQUIVALENTS, END OF PERIOD	$77,106

(1)	Proceeds from sales or maturity of investments includes $191,311 of return of capital on CLO equity investments from recurring cash flows.

See accompanying notes to the consolidated financial statements

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2022

1.	ORGANIZATION

Eagle Point Institutional Income Fund (the “Fund”) was formed as a Delaware statutory trust on October 22, 2021, and is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Fund may also invest in other related securities and instruments or other securities and instruments that Eagle Point Credit Management LLC (the “Adviser”) believes are consistent with the Fund’s investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs”) and securities and instruments of corporate issuers. From time to time, in connection with the acquisition of CLO equity, the Fund may receive fee rebates from the CLO issuer. The CLO securities in which the Fund primarily seeks to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal.

As of December 31, 2022, the Fund had two wholly-owned subsidiaries: EPIIF Sub (Cayman) Ltd. (“Sub I”), a Cayman Islands exempted company, and EPIIF Sub II (Cayman) Ltd. (“Sub II”), a Cayman Islands exempted company. As of December 31, 2022, Sub I and Sub II represent 0.00% and 3.94% of the Fund’s net assets, respectively.

The Fund commenced operations on June 1, 2022 and is offering its shares of beneficial interest (“Shares”) on a continuous basis at the applicable period end net asset value per share plus any applicable sales loads.

The Fund intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Fund and manages the investments of the Fund subject to the supervision of the Fund’s Board of Trustees (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Fund (the “Administrator”).

UMB Bank serves at the Fund’s custodian.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements include the accounts of the Fund and its wholly-owned subsidiaries. All intercompany accounts have been eliminated upon consolidation. The Fund is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2022

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of investments. Pursuant to Rule 2a-5 under the 1940 Act, the Board has elected to designate the Adviser as "valuation designee" to perform fair value determinations in respect of the Fund's portfolio investments that do not have readily available market quotations. In the absence of readily available market quotations, as defined by Rule 2a-5 under the 1940 Act, the Adviser determines the fair value of the Fund’s investments in accordance with its written valuation policy, subject to Board oversight. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Fund.

The Fund accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). In accordance with Rule 2a-5 under the 1940 Act adopted by the SEC in December 2020, the Board has designated the Adviser to perform the determination of fair value of the Fund’s investment portfolio, subject to Board oversight and certain other conditions.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.

Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Adviser’s valuation policy.

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2022

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are determined by the Adviser on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Fund’s investments.

In valuing the Fund’s investments in CLO debt and CLO equity, the Adviser considers a variety of relevant factors, including, as applicable, price indications from a third-party pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including, but not limited to assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

A third-party independent valuation firm is used as an input by the Adviser to determine the fair value of the Fund’s investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser does not solely rely on such advice in determining the fair value of the Fund’s investments in accordance with the 1940 Act.

Investment Income Recognition

Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on investments in CLO debt is generally expected to be received in cash. The Fund applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for purchased CLO debt securities. Amortization of premium or accretion of discount is recognized using the effective interest method.

In certain circumstances, interest income may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the payment date. The PIK interest rate for CLO debt securities represents the coupon rate at payment date when PIK interest is received. On the payment date, interest receivable is capitalized as additional investment principal in the CLO debt security. To the extent the Fund does not believe it will be able to collect PIK interest, the CLO debt security will be placed on non-accrual status, and previously recorded PIK interest income will be reversed.

CLO equity investments and fee rebates recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Fund’s policy to update the effective yield for each CLO equity position held within the Fund’s portfolio at the initiation of each investment and each subsequent quarter thereafter.

Other Income

Other income includes the Fund’s share of income under the terms of fee rebate agreements.

Securities Transactions

The Fund records the purchase and sale of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Cash and Cash Equivalents

The Fund has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Fund maintains its cash in bank accounts,

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2022

which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts. No cash equivalent balances were held as of December 31, 2022.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums and state registration fees. Insurance premiums are amortized over the term of the current policy. State registration fees are amortized over twelve months from the time of payment.

Offering Costs

Offering costs of the Fund are capitalized and amortized to expense over the twelve month period following such capitalization on a straight line basis. Since inception of the Fund, offering costs incurred by the Fund have been paid for by the Adviser, for which the Adviser has not yet sought reimbursement. See Note 4 “Related Party Transactions” for further discussion of the Fund’s offering costs.

Organization Costs

Organizational costs of the Fund are expensed as incurred. For the period from June 1, 2022 to December 31, 2022, organizational costs incurred by the Fund have been paid for the by the Adviser, for which it has not yet sought reimbursement. See Note 4 “Related Party Transactions” for further discussion of the Fund’s organizational costs.

Federal and Other Taxes

The Fund intends to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to shareholders. To qualify for RIC tax treatment, among other requirements, the Fund is required to distribute at least 90% of its investment company taxable income, as defined by the Code. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income provision is required. The Fund has adopted November 30th as its fiscal tax year end. The Fund intends to file federal income and excise tax returns as well as any applicable state tax filings. The statute of limitations on the Fund’s tax return filings generally remains open for three years. The Fund has analyzed its tax positions for the year ended December 31, 2022, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s consolidated financial statements.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized capital gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term capital gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2022

For the tax year ended November 30, 2022, the estimated components of distributable earnings, on a tax basis, were as follows:

For the tax year ended November 30, 2022
Undistributed ordinary income	$—
Capital loss carryforward	—
Net unrealized depreciation	(223,800)

As of the tax period ended November 30, 2022, the Fund does not have any short-term or long-term capital losses.

The tax character of distributions declared and paid on the Fund’s shares for the tax year ended November 30, 2022 was return of capital of $480,820. Tax information for the tax year ended November 30, 2022 is estimated and is not considered final until the Fund files its tax return.

As of December 31, 2022, the Fund’s tax cost for federal income tax purposes was $13,583,044. Accordingly, accumulated net unrealized depreciation on investments held by the Fund was $(223,800), consisting of $381,076 gross unrealized appreciation and $(604,876) gross unrealized depreciation.

Depending on the level of taxable income earned in a tax year, the Fund is permitted to carry forward taxable income (including net capital gains, if any) in excess of its current year distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S federal excise tax on such taxable income, as required. The fund has not accrued U.S. federal excise tax for the year ended December 31, 2022 as distributions are expected to cover taxable income for the period.

Distributions

The composition of distributions paid to shareholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to shareholders can be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Distributions payable to shareholders are recorded as a liability on ex-dividend date. Unless a common shareholder opts out of the Fund’s distribution reinvestment plan (the “DRIP”), distributions are automatically reinvested in full shares of the Fund as of the payment date, pursuant to the DRIP. The Fund’s shareholders who opt-out of participation in the DRIP generally will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Fund, the Fund may make periodic special distributions representing the excess of the Fund’s net taxable income over the Fund’s aggregate monthly distributions paid during the year (or for other purposes).

The characterization of distributions paid to shareholders, as set forth in the Consolidated Financial Highlights, reflect estimates made by the Fund for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made by the Fund.

For the period from June 1, 2022 to December 31, 2022, the Fund declared distributions to shareholders of $585,223 or $0.455 per share.

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2022

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Fund’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of December 31, 2022:

Assets at Fair Value	Level I	Level II	Level III	Total
CLO Debt	$—	$1,448,533	$—	$1,448,533
CLO Equity	—	—	11,910,711	11,910,711
Total Assets at Fair Value	$—	$1,448,533	$11,910,711	$13,359,244

Change in Investments Classified as Level III

The changes in investments classified as Level III are as follows for the period from June 1, 2022 to December 31, 2022:

CLO Equity
Balance as of June 1, 2022	$—
Purchases of investments	12,407,328
Proceeds from sales, maturity of investments or return of capital (1)	(502,061)
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	5,444
Balance as of December 31, 2022(2)	$11,910,711
Change in unrealized appreciation (depreciation) on investments still held as of December 31, 2022	$4,068

(1) Includes $191,311 of return of capital on CLO equity investments from recurring cash flows and distributions from called deals.

(2) There were no transfers into or out of level III investments during the period.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments account in the Consolidated Statement of Operations, if applicable. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments account in the Consolidated Statement of Operations.

Valuation of CLO Equity

The Adviser utilizes the output of a third-party financial model to estimate the fair value of CLO equity investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

The following table summarizes the quantitative inputs and assumptions used for investments categorized as Level III of the fair value hierarchy as of December 31, 2022. In addition to the techniques and inputs noted in the table below, the Adviser may use other valuation techniques and methodologies when determining the fair value measurements of the Fund’s investments, as provided for in the Adviser’s valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Fund’s fair value measurements as of December 31, 2022. Unobservable inputs and assumptions are periodically reviewed and updated as necessary to reflect current market conditions.

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2022

Quantitative Information about Level III Fair Value Measurements

Assets	Fair Value as of December 31, 2022	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average(1)
CLO Equity	$11,910,711	Discounted Cash Flows	Annual Default Rate (2)	0.00% - 4.28%
			Annual Prepayment Rate (2)(3)	20% - 25%
			Reinvestment Spread	3.41% - 4.07% / 3.60%
			Reinvestment Price(2)	95.00% - 99.50%
			Recovery Rate	69.37% - 70.00% / 69.76%
			Expected Yield	18.17% - 37.73% / 22.49%

(1) Weighted average calculations are based on the fair value of investments.

(2) A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.

(3) 0% is assumed for defaulted and non-performing assets.

Increases (decreases) in the annual default rate, reinvestment price and expected yield in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the annual default rate may be accompanied by a directionally opposite change in the assumption used for the annual prepayment rate and recovery rate.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO equity investments the Fund holds as of the reporting date.

Valuation of CLO Debt

The Fund’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Fund’s investment in CLO debt, such positions are considered Level II assets.

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks and considerations. The risks described in the prospectus are not the only risks the Fund faces. Additional risks and uncertainties not currently known to the Fund or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments.

Subordinated Securities Risk

CLO equity and junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceed its total

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2022

assets. The Fund will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Fund is invested.

High Yield Investment Risk

The CLO equity and junior debt securities that the Fund acquires are typically rated below investment grade, or in the case of CLO equity securities unrated, and are therefore considered “higher yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically higher yield investments. Investing in CLO equity and junior debt securities and other high yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Fund’s performance.

Leverage Risk

The use of leverage, whether directly or indirectly through investments such as CLO equity or junior debt securities that inherently involve leverage, may magnify the Fund’s risk of loss. CLO equity or junior debt securities are very highly leveraged (with CLO equity securities typically being leveraged ten times), and therefore the CLO securities in which the Fund invests are subject to a higher degree of loss since the use of leverage magnifies losses.

Credit Risk

If (1) a CLO in which the Fund invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Fund’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Fund’s income, net asset value (“NAV”) and/or market price would be adversely impacted.

Key Personnel Risk

The Fund is dependent upon the key personnel of the Adviser for its future success.

Conflicts of Interest Risk

The Fund’s executive officers and directors, and the Adviser and certain of its affiliates and their officers and employees, including the Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage.

Prepayment Risk

The assets underlying the CLO securities in which the Fund invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Fund invests are subject to prepayment risk. If the Fund or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Fund’s investment performance will be adversely impacted.

LIBOR Risk

Certain CLO equity and debt securities in which the Fund invests earn interest at, and CLOs in which the Fund invests typically obtain financing at, a floating rate based on LIBOR. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR was susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) and the Sterling Overnight Index Average Rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market). To the extent that any LIBOR replacement rate utilized for senior secured loans differs from that utilized for debt of a CLO that holds those loans, for the duration of such mismatch, the CLO would experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on the cash flows distributed to CLO equity investors as well as the Fund’s net investment income and portfolio returns until such mismatch is corrected or minimized. As of the date hereof, certain senior secured loans have transitioned to utilizing SOFR based interest rates and certain CLO debt securities have also transitioned to SOFR.

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2022

Certain underlying loans held by CLOs do not include a “fall back” provision that addresses how interest rates will be determined once LIBOR stops being published, or otherwise leave certain aspects of the replacement rate to be negotiated between the loan issuer and the lender group. For example, certain loans held by CLOs in which the Fund invests provide for a negotiated “credit spread adjustment” (i.e., a marginal increase in the applicable replacement rate to compensate lenders for the tendency of SOFR and other alternative rates to price lower than LIBOR). If a CLO’s collateral manager and other members of the lending group agree to (or fail to reject) an amendment to an underlying loan that provides for a below-market spread adjustment, then the equity investors in such CLO (such as the Fund) would be disadvantaged if the debt securities issued by the CLO have a larger spread adjustment.

Liquidity Risk

Generally, there is no public market for the CLO investments in which the Fund invests. As such, the Fund may not be able to sell such investments quickly, or at all. If the Fund is able to sell such investments, the prices the Fund receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Fund.

Incentive Fee Risk

The Fund’s incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts the Fund’s performance.

Fair Valuation of The Fund’s Portfolio Investments

Generally, there is no public market for the CLO investments in which the Fund invests. The Adviser values these securities at least quarterly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Fund’s investments have a material impact on the Fund’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Fund’s NAV on a given date to understate or overstate, possibly materially, the value that the Fund ultimately realizes on one or more of the Fund’s investments.

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Fund can offer no assurances that sufficient investment opportunities for the Fund’s capital will be available.

Non-Diversification Risk

The Fund is a non-diversified investment company under the 1940 Act and expect to hold a narrower range of investments than a diversified fund under the 1940 Act.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Fund’s ability to raise capital, reduce the availability of suitable investment opportunities for us, or adversely and materially affect the value of the Fund’s investments, any of which would negatively affect the Fund’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Loan Accumulation Facilities Risk

The Fund may invest in LAFs, which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Fund may be responsible for either holding or disposing of the loans. This could expose the Fund to credit and/or mark-to-market losses, and other risks.

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2022

Currency Risk

Although the Fund primarily makes investments denominated in U.S. dollars, the Fund may make investments denominated in other currencies. The Fund’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Fund may or may not hedge currency risk.

Hedging Risk

Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Fund had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the Fund’s risks.

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Fund’s assets and the market value of the Fund’s securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Fund will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Interest Rate Risk

The price of certain of the Fund’s investments may be significantly affected by changes in interest rates, including recent increases in interest rates.

Refinancing Risk

If the Fund incurs debt financing and subsequently refinance such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Fund fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Fund’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Fund’s ability to grow, and holders of the Fund’s shares would not benefit from the potential for increased returns on equity that incurring leverage creates.

Tax Risk

If the Fund fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Fund’s net assets, the amount of income available for distributions to the Fund’s shareholders, and the amount of income available for payment of the Fund’s other liabilities.

Derivatives Risk

Derivative instruments in which the Fund may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, over-the-counter trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on the Fund’s performance, effecting a form of investment leverage on the Fund’s portfolio. In certain types of derivative transactions, the Fund could lose the entire amount of the Fund’s investment; in other types of derivative transactions the potential loss is theoretically unlimited.

Counterparty Risk

The Fund may be exposed to counterparty risk, which could make it difficult for us or the CLOs in which the Fund invests to collect on obligations, thereby resulting in potentially significant losses.

Global Economy Risk

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2022

Global economies and financial markets are highly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

Price Risk

Investors who buy shares at different times will likely pay different prices.

Russia Risk

Russia’s military incursion into Ukraine, the response of the United States and other countries, and the potential for wider conflict, has increased volatility and uncertainty in the financial markets and may adversely affect the Fund.

4.	RELATED PARTY TRANSACTIONS

Investment Advisory Agreement

Effective February 11, 2022, the Fund entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Fund will pay the Adviser a management fee and an incentive fee for its services.

Management fee

The management fee is calculated monthly and payable quarterly in arrears at an annual rate of 1.75% of the Fund’s “Managed Assets”, provided, that, if the Fund calculates its net asset value more frequently than monthly, the management fee shall be calculated on the same frequency as the net asset value is calculated. Managed Assets are defined as the Fund’s total assets (including assets attributable to the Fund’s use of leverage) minus the sum of the Fund’s accrued liabilities (other than liabilities incurred for the purpose of creating leverage). The Fund was charged a management fee of $128,186 for the period from June 1, 2022 to December 31, 2022, all of which was payable as of December 31, 2022.

Incentive fee

The incentive fee is payable quarterly, in arrears, on the pre-incentive fee net investment income (“PNII”) for the immediately preceding quarter. For this purpose, PNII means (a) interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees) accrued during the calendar quarter, minus (b) the Fund’s operating expenses for the quarter (including the management fee, expenses payable under the Administration Agreement (as defined below) to the Administrator, and any interest expense and/or dividends paid on any issued and outstanding debt or preferred stock, but excluding organizational and offering expenses and the incentive fee) after giving application to any reimbursement or recoupment under the ELA (as defined below). PNII includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments payment-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. PNII does not include any realized or unrealized capital gains or losses.

PNII, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle rate of 2.00% per quarter. The Fund pays the Adviser an incentive fee with respect to the Fund’s PNII in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the Fund’s PNII does not exceed the hurdle rate of 2.00%; (2) 100% of the Fund’s PNII with respect to that portion of such PNII, if any, exceeding the hurdle rate but equal to or less than 2.50% in any calendar quarter; and (3) 20% of the amount of the Fund’s PNII, if any, exceeding 2.50% in any calendar quarter. The Fund incurred incentive fees of $112,547 for the period from June 1, 2022 to December 31, 2022, all of which was payable as of December 31, 2022.

Administration Agreement

Effective February 11, 2022, the Fund entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Fund’s required administrative services, which include being responsible for the financial records which the Fund is required to maintain and preparing reports

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2022

which are disseminated to the Fund’s shareholders. In addition, the Administrator provides the Fund with accounting services, assists the Fund in determining and publishing its net asset value, oversees the preparation and filing of the Fund’s tax returns, monitors the Fund’s compliance with tax laws and regulations, and prepares and assists the Fund with any audit of the financial statements by an independent public accounting firm. The Administrator is also responsible for managing the printing and disseminating reports to the Fund’s shareholders and maintaining the Fund’s website, providing support to investor relations, generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others, and providing such other administrative services as the Fund may designate from time to time.

Payments under the Administration Agreement are equal to an amount based upon the Fund’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Fund’s allocable portion of the compensation of the Fund’s chief compliance officer, chief financial officer, chief operating officer and the Fund’s allocable portion of the compensation of any related support staff.  The Fund’s allocable portion of such compensation is based on an allocation of the time spent on the Fund relative to other matters. To the extent the Administrator outsources any of its functions, the Fund pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to UMB Fund Services, Inc. (“UMB”). The Administration Agreement may be terminated by the Fund without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Fund. The Administration Agreement is approved by the Board on an annual basis.

For the period from June 1, 2022 to December 31, 2022, the Fund was charged a total of $179,020 in administration fees consisting of $141,575 and $37,445, relating to services provided by the Administrator and UMB, respectively, which are included in the Consolidated Statement of Operations and, of which $169,020 was payable as of December 31, 2022.

Expense Limitation and Reimbursement Agreement

Effective February 11, 2022, the Fund and the Adviser entered into an expense limitation and reimbursement agreement (the “ELA”) that has an initial term expiring two years after its effective date.

Pursuant to the ELA, the Adviser may provide expense support by paying, directly or indirectly, the Fund’s operating expenses or waive fees due by the Fund to the Adviser or affiliates of the Adviser to the extent deems appropriate in the effort to limit expenses borne by the Fund. Expense support payments or waivers made by the Adviser may be subject to reimbursement from the Fund for up to three years after such expense support payment or waiver was made. Reimbursement to the Adviser must be approved by the Board prior to recoupment by the Adviser. For the period from June 1, 2022 to December 31, 2022, the Adviser provided expense support of $240,733, which is recorded on the Consolidated Statement of Assets and Liabilities under due from adviser.

The following amounts may be subject to reimbursement by the Adviser by the following dates:

Period Ended	Expense Support Payments Due From Adviser	Expense Support Payments Reimbursed to Adviser	Unreimbursed Expense Support	Eligible to be Paid Through
June 30, 2022	$14,094	$—	$14,094	June 30, 2025
September 30, 2022	53,891	—	53,891	September 30, 2025
December 31, 2022	172,748	—	172,748	December 31, 2025
Total	$240,733	$—	$240,733

Organizational and Offering Expense Support and Reimbursement Agreement

Pursuant to the organizational and offering (“O&O”) expense support and reimbursement agreement (“O&O Agreement”) executed on February 11, 2022, the Fund may pay O&O expenses up to a limit of 1.50% of gross proceeds raised in the Fund’s offering of its shares. The Adviser, on behalf of the Fund, paid O&O costs of approximately $1.4 million for the period from the Fund’s formation on October 22, 2021 to December 31, 2022.

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2022

O&O expenses paid by the Adviser are subject to reimbursement by the Fund up to three years after the date on which such O&O expenses were paid on the Fund’s behalf. Reimbursement must be approved by the Board. As of December 31, 2022, the Adviser has not sought reimbursement for any O&O expenses.

The following amounts are subject to reimbursement by the Adviser by the following dates:

	O&O expenses paid by Adviser	Unreimbursed O&O expenses	Eligible to be Paid through Quarter Ended
	$35,093	$35,093	December 31, 2024
	560,093	560,093	March 31, 2025
	347,777	347,777	June 30, 2025
	3,635	3,635	June 30, 2025
	150,629	150,629	September 30, 2025
	227,373	227,373	December 31, 2025
Total	$1,324,600	$1,324,600

Exemptive Relief

On March 17, 2015, the SEC granted exemptive relief to the Adviser and its affiliates which permits the Fund to participate in certain negotiated co-investments alongside other accounts managed by the Adviser, or its affiliates, subject to certain conditions.

Due to Affiliates

Due to affiliates reported in the Consolidated Statement of Assets and Liabilities represents amounts payable to the Adviser for expenses paid on behalf of the Fund. Amounts due to the Adviser under this account are representative of expenses accrued for by the Fund and are not subject to the ELA.

5.	SHAREHOLDERS’ EQUITY

On January 25, 2022, the Adviser purchased 10,000 shares of the Fund’s shares at $10.00 per share, which represented the initial public offering price of $10.64 per share less the maximum upfront sales load. The proceeds were held in escrow until the Fund’s commencement of operations on June 1, 2022.

On June 1, 2022, the Fund held its initial offering of shares, raising total proceeds of $9,908,530 at $10.00 per share, which represented the initial offering price of $10.64 per share less the maximum upfront sale load. No sales load was incurred as part of the initial offering.

For the period from June 1, 2022 to December 31, 2022, the Fund sold 1,337,483 shares for total net proceeds to the Fund of $13.3 million.

For the period from June 1, 2022 to December 31, 2022, the Fund sold 54,130 shares pursuant to the Fund’s distribution reinvestment plan for total net proceeds to the Fund of $0.5 million.

As of December 31, 2022, the Fund had 1,401,613 shares issued and outstanding.

Repurchases of Shares by the Fund

Subject to the Board’s discretion, the Fund intends to conduct quarterly tender offers in accordance with the Fund’s share repurchase program in an amount up to 5% of the Fund’s net asset value. The Fund may extend multiple offers to repurchase shares in a quarter in an aggregate amount of 5% of the Fund’s net asset value. For the period from June 1, 2022 to December 31, 2022, the Fund held tender offers on August 31, 2022 and December 1, 2022 using period end net asset value for June 30, 2022 and September 30, 2022, respectively. There were no participants in the aforementioned tender offers, and therefore no shares were repurchased.

6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of December 31, 2022, 88.33% of the voting securities were owned by the Adviser and its affiliates.

7.	COMMITMENTS AND CONTINGENCIES

The Fund is not currently subject to any material legal proceedings. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Fund does not expect these proceedings will have a material effect upon its financial condition or results of operations.

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2022

 As of December 31, 2022, the Fund had no unfunded commitments.

8.	INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, during the normal course of business, the Fund enters into contracts containing a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements cannot be known; however, the Fund expects any risk of loss to be remote.

9.	SUBSEQUENT EVENTS

Pursuant to the continuous offering, in the period from January 1, 2023 through February 27, 2023, the Fund issued shares for total net proceeds to the Fund of $0.8 million.

On January 31, 2023, the Fund paid a distribution of $0.075 per share to shareholders of record as of January 27, 2023.

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

Eagle Point Institutional Income Fund & Subsidiaries
Consolidated Financial Highlights
For the period from June 1, 2022 (Commencement of Operations) through December 31, 2022

Per Share Data
Net asset value at beginning of period	$10.00
Net investment income (1)	0.52
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments (1)(2)	(0.08)
Net income (loss) and net increase (decrease) in net assets resulting from operations (1)	0.44

Distributions to shareholders from net investment income (3)	(0.08)
Distributions to shareholders from net realized gains on investments (3)	—
Distributions to shareholders from tax return of capital (3)	(0.38)
Total distributions declared to shareholders	(0.46)
Distributions to shareholders based on weighted average shares impact(4)	(0.01)
Total distributions to shares	(0.47)

Net asset value at end of period	$9.97

Total net asset value return (5)	4.30%

Shares outstanding at end of period	1,401,613

Ratios and Supplemental Data:
Net asset value at end of period	$13,973,898
Ratio of expenses to average net assets, before expense support (6)	9.62%
Ratio of expenses to average net assets, after expense support (7)	6.35%
Ratio of net investment income to average net assets (7)	10.34%
Portfolio turnover rate (8)	4.63%

Footnotes to Financial Highlights:

(1)	Per share amounts are based on weighted average of shares outstanding for the period.
(2)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments includes a balancing figure to reconcile to the change in net asset value (“NAV”) per share at the end of each period. The amount per share may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments for the period because of the timing of issuance of the Fund’s shares in relation to fluctuating market values for the portfolio.
(3)	The information provided is based on estimates available at each respective period. The Fund’s final taxable income and the actual amount required to be distributed will be finally determined when the Fund files its final tax returns and may vary from these estimates.
(4)	Represents the difference between the per share amount distributed to shareholders of record and the per share amount distributed based on the weighted average of shares outstanding for the period.
(5)	Total return based on net asset value is calculated assuming shares were purchased at the net asset value per share as of the beginning of the period, and distributions paid to shareholders during the period were reinvested at net asset value per share, and the total number of shares were sold at the closing net asset value per share on the last day of the period. Total return does not reflect any sales load.
(6)	Annualized. Ratio for the period from June 1, 2022 to December 31, 2022 excludes expense limitation provided by the Adviser. Professional fees represented by audit, tax and legal fees are not annualized.
(7)	Annualized. Ratio for the period from June 1, 2022 to December 31, 2022 reflects expense limitation provided by the Adviser. Professional fees represented by audit, tax and legal fees are not annualized.
(8)	The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total investment sales executed during the period and repayments of principal, divided by the average fair value of investments for the same period.

KPMG LLP 345 Park Avenue New York, NY 10154-0102 Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Eagle Point Institutional Income Fund:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Eagle Point Institutional
Income Fund & Subsidiaries (the Company), including the consolidated schedule of investments, as of
December 31, 2022, the related consolidated statements of operations, cash flows and changes in net assets for the period from June 1, 2022 (Commencement of Operations) through December 31, 2022, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for the period from June 1, 2022 through December 31, 2022. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Company as of December 31, 2022, the results of its operations, its cash flows and the changes in its net assets for the period from June 1, 2022 through December 31, 2022, and the financial highlights for the period from June 1,
2022 through December 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the
Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit. We are a public accounting firm registered with the
Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with custodians and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Eagle Point Credit Management LLC advised companies since
2014.

New York, New York
February 28, 2023

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

38

Distribution Reinvestment Plan

Subject to our Board of Trustees’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis. We have adopted an “opt in” distribution reinvestment plan (“DRIP”) pursuant to which shareholders may elect to have the full amount of your cash distributions reinvested in additional Shares. Shares will be issued pursuant to the DRIP at their net asset value. There is no sales load or other charge for distributions reinvestment. Participants in our DRIP are free to elect or revoke reinstatement in the DRIP within a reasonable time as specified in the plan. If shareholders elect to participate in the DRIP, distributions on Shares are automatically reinvested in additional Shares by UMB Fund Services, Inc., or the “DRIP Agent.” Holders of our Shares who receive distributions in the form of additional Shares are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution and will not receive a corresponding cash distribution with which to pay any applicable tax. Reinvested distributions increase our Shareholders’ equity on which a management fee is payable to the Adviser.

Shares will be issued pursuant to the DRIP at their net asset value. There is no sales load or other charge for distribution reinvestment. A request must be received by the Fund before the record date to be effective for that income distribution or capital gain distribution.

We and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any distribution by us.

All correspondence or additional information about the DRIP should be directed to UMB Fund Services, Inc., (866) 661-6615 or by mail: 235 West Galena Street, Milwaukee, Wisconsin 53212.

Additional Information

Management

Our Board of Trustees (the “Board”) is responsible for managing the Fund’s affairs, including the appointment of advisers and sub-advisers. The Board has appointed officers who assist in managing the Fund’s day-to-day affairs.

The Board

The Board currently consists of six members, four of whom are not “interested persons” (as defined in the 1940 Act) of the Fund. The Fund refers to these trustees as the Fund’s “independent trustees.”

The trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices with the same company for the last five years. Certain of the Fund’s officers and trustees also are officers or managers of our Adviser and its affiliates. Each of our trustees also serves as a director of Eagle Point Credit Company Inc., a registered investment company for which our Adviser serves as investment adviser, and Eagle Point Income Company Inc., a registered investment company for which an affiliate of our Adviser serves as investment adviser.

Name, Address[1] and Age	Position(s) held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]
Interested Trustees[2]
Thomas P. Majewski Age: 48	Trustee, Chief Executive Officer and Principal Executive Officer	Since inception[4]

Managing Partner of Eagle Point Income Management LLC since September 2018; Managing Partner of Eagle Point Credit Management LLC since September 2012.  Chief Executive Officer of Eagle Point Income Company Inc. since October 2018; Chief Executive Officer of Eagle Point Credit Company Inc. since May 2014.

Eagle Point Income Company Inc. and Eagle Point Credit Company Inc.
James R. Matthews Age: 55	Trustee	Since inception[4]	Managing Director of Stone Point Capital LLC.	Eagle Point Income Company Inc. and Eagle Point Credit Company Inc.
Independent Trustees
Scott W. Appleby Age: 58	Trustee	Since inception[4]	President of Appleby Capital, Inc., a financial advisory firm, since April 2009.	Eagle Point Income Company Inc. and Eagle Point Credit Company Inc.
Kevin F. McDonald Age: 56	Trustee	Since inception[4]

Chief Operating Officer of AltaRock Partners, an asset management firm, since January 2019; Director of Business Development and Investor Relations of Folger Hill Asset Management, LP from December 2014 to July 2018; Principal of Taylor Investment Advisors, LP from March 2002 to March 2017.

Eagle Point Income Company Inc. and Eagle Point Credit Company Inc.
Paul E. Tramontano Age: 61	Trustee	Since inception[4]	Senior Managing Director and Portfolio Manager at First Republic Investment Management since October 2015.	Eagle Point Income Company Inc. and Eagle Point Credit Company Inc.

Name, Address[1] and Age	Position(s) held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]
Jeffrey L. Weiss Age: 61	Trustee	Since inception[4]	Private Investor since June 2012; Managing Partner of Colter Lewis Investment Partners since January 2018.	Eagle Point Income Company Inc. and Eagle Point Credit Company Inc.

[1]	The business address of each of our trustees is c/o Eagle Point Institutional Income Fund, 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830.

[2]	Mr. Majewski is an interested trustee due to his position with the Adviser. Mr. Matthews is an interested trustee due to his position with Stone Point Capital LLC, which is an affiliate of the Adviser.

[3]	Eagle Point Credit Company Inc. and Eagle Point Income Company are each considered to be in the same fund complex as us and, as a result, each trustee serves as a director/trustee of three investment companies in the same complex.

[4]	Each Trustee holds an indefinite term until the Trustee’s resignation, removal, or death.

The Fund’s registration statement and prospectus include additional information about our trustees. A copy of the prospectus is available free of charge at www.EPIIF.com or upon request by calling (866) 661-6615.

Officers

Information regarding our officers who are not trustees is as follows:

Name, Address[1] and Age	Positions Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Last Five Years

Kenneth P. Onorio Age: 55	Chief Financial Officer, Principal Accounting Officer and Chief Operating Officer	Since inception

Chief Financial Officer of Eagle Point Credit Company Inc. since July 2014 and Chief Operating Officer of Eagle Point Credit Company Inc. since November 2014; Chief Financial Officer and Chief Operating Officer of Eagle Point Income Company Inc. since October 2018; Chief Financial Officer of Eagle Point Credit Management LLC since July 2014 and Eagle Point Income Management LLC since October 2018; Chief Operating Officer of Eagle Point Credit Management LLC since August 2014 and Eagle Point Income Management since October 2018.

Nauman S. Malik Age: 42	Chief Compliance Officer	Since inception

Chief Compliance Officer of Eagle Point Credit Company Inc. since September 2015; Chief Compliance Officer of Eagle Point Income Company Inc. since October; General Counsel of Eagle Point Credit Management LLC since June 2015 and Eagle Point Income Management LLC since October 2018; Chief Compliance Officer of Eagle Point Credit Management LLC from September 2015 to March 2020 and Eagle Point Income Management LLC from October 2018 to March 2020.

Courtney B. Fandrick Age: 40	Secretary	Since inception

Chief Compliance Officer of Eagle Point Credit Management LLC and Eagle Point Income Management LLC since April 2020; Deputy Chief Compliance Officer of Eagle Point Credit Management LLC from December 2014 to March 2020 and Eagle Point Income Management LLC from October 2018 to March 2020; Secretary of Eagle Point Credit Company Inc. since August 2015 and Eagle Point Income Company Inc. since October 2018.

[1]	The business address of each of our officers is c/o Eagle Point Institutional Income Fund, 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830. All of our officers are officers or employees of the Adviser or affiliated companies.

[2]	Each officer holds office until his or her successor is chosen and qualifies, or until his or her earlier resignation or removal.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund Form N-PORT is available without charge, upon request by calling (866) 6610-6615, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Proxy Voting Records

The Fund has delegated its proxy voting responsibility to the Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Fund’s prospectus, filed with the SEC, which can be found on the SEC’s website (www.sec.gov).

Information regarding how we voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available, without charge: (1) upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how we voted proxies by making a written request for proxy voting information to: Eagle Point Credit Management LLC, 600 Steamboat Road, Suite 202, Greenwich, CT 06830.

Privacy Notice

The Fund is committed to protecting your privacy. This privacy notice explains the privacy policies of Eagle Point Institutional Income Fund and its affiliated companies. The terms of this notice apply to both current and former shareholders. The Fund will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Fund maintains procedural safeguards that are reasonably designed to comply with federal standards.  We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Fund’s investment adviser, Eagle Point Credit Management LLC and its affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. The Fund’s goal is to limit the collection and use of information about you. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase shares of the Fund and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports and other information required by law, and to send you information the Fund believes may be of interest to you. We may disclose your personal information to unaffiliated third party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Fund. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

If you have any queries or concerns about the privacy of your personal information, please contact our investor relations team (866) 661-6615.

We will review this policy from time to time and may update it at our discretion.

*                            *                             *

43

End of Annual Report. Back Cover Follows.

Eagle Point Institutional Income Fund

600 Steamboat Road, Suite 202
Greenwich, CT 06830
(866) 661 6615

Investment Adviser

Transfer Agent

UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
(866) 661 6615

www.EPIIF.com

© Eagle Point Institutional Income Fund. All rights reserved.

Item 2.	Code of Ethics

As of the end of the period covered by this report, Eagle Point Institutional Income Fund (the “registrant”) has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “SOX Code of Ethics”). The registrant did not amend, or grant any waivers from, any provisions of the SOX Code of Ethics during the period covered by this report. The registrant’s SOX Code of Ethics is available upon request to any person without charge. Such requests should be submitted to the registrant’s Chief Compliance Officer at (203) 340-8500, toll free (844) 810-6501 or cco@eaglepointcredit.com.

Item 3.	Audit Committee Financial Expert

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The board of trustees has determined that Jeffrey Weiss satisfies the requirements of an audit committee financial expert. Mr. Weiss is “independent” within the meaning of that term used in Form N-CSR.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees. The aggregate fees billed for professional services rendered by KPMG LLP (“KPMG”), the registrant’s independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year ended December 31, 2022 was $149,999.

(b)	Audit-Related Fees. The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal year December 31, 2022 was $0.

(c)	Tax Fees. The aggregate fees billed for professional services by KPMG for tax compliance, tax advice and tax planning in the fiscal year ended December 31, 2022 was $50,000. These fees were in connection with the preparation of the registrant’s regulated investment company tax compliance and related tax advice.

(d)	All Other Fees. The aggregate fees billed for all other services not listed in (a) through (c) above by KPMG in the fiscal year ended December 31, 2022 was $0.

(e)	(1) The registrant’s Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the registrant’s independent registered public accounting firm. Under the policies, on an annual basis, the registrant’s Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the registrant.

In addition, the registrant’s Audit Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant (together, the “Service Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the registrant. Although the Audit Committee does not pre-approve all services provided by the independent registered public accounting firm to Service Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the registrant), the Audit Committee receives an annual report showing the aggregate fees paid by Service Affiliates for such services.

The registrant’s Audit Committee may also from time to time pre-approve individual non-audit services to be provided to the registrant or a Service Affiliate that were not pre-approved as part of the annual process described above. The Audit Committee may form and delegate authority to subcommittees consisting of one (1) or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that any decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Committee pre-approve permitted non-audit services provided to the registrant pursuant to de minimis exceptions described in Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and applicable regulations.

(2) None of the independent accountant’s expenses described in paragraphs (b) through (d) of this item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X as all such expenses were pre-approved by the Audit Committee.

(f)	Not Applicable.

(g)	For the fiscal year ended December 31, 2022, the aggregate fees billed by KPMG for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant was $63,000. These fees were for the services rendered in connection with the tax compliance, tax advice, tax planning, and filing of registration statements during the period for the registrant. These fees exclude any fees paid by Eagle Point Income Management LLC.

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.	Audit Committee of Listed Registrant

Not applicable.

Item 6.	Investments

A schedule of investments is included in the Company’s report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated its proxy voting responsibility to Eagle Point Credit Management LLC (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and the registrant’s independent trustees, and, accordingly, are subject to change.

Introduction

An investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of the Adviser’s clients.

These policies and procedures for voting proxies for the Adviser’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Based on the nature of the registrant’s investment strategy, the Adviser does not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by the registrant. The Adviser’s general policy is to exercise voting or consult authority in a manner that serves the interests of the registrant’s shareholders. The Adviser may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If at any time the Adviser becomes aware of a material conflict of interest relating to a particular proxy proposal, the Adviser’s Chief Compliance Officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of the registrant’s shareholders.

Proxy Voting Records

Information regarding how the Adviser voted proxies relating to the registrant’s portfolio securities is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how the Adviser voted proxies by making a written request for proxy voting information to: Eagle Point Credit Management LLC, 600 Steamboat Road, Suite 202, Greenwich, CT 06830 or cco@eaglepointcredit.com.

Item 8.	Portfolio Managers of Closed-End Investment Companies

Information pertaining to the portfolio managers of the registrant, and information relating to the registrant’s investment adviser, is set forth below as of December 31, 2022.

The management of the registrant’s investment portfolio is the responsibility of the Adviser pursuant to an investment advisory agreement (“Investment Advisory Agreement”). The Adviser provides investment advisory services to pooled investment vehicles, separately managed accounts, and the registrant (collectively, the “Accounts”). The terms and conditions of the Accounts may vary depending on the type of services provided or the type of client, and these terms and conditions may also vary from client to client.

There are no restrictions on the ability of the Adviser and certain of its affiliates to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar or different investment objectives, philosophies and strategies as those used by the Adviser for the registrant’s account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between the registrant and any other account managed by the Adviser or an affiliate. Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers or employees. In addition, certain of these accounts may provide for higher management fees or have incentive fees or may allow for higher expense reimbursements, all of which may contribute to a conflict of interest and create an incentive for the Adviser to favor such other accounts. Further, accounts managed by the Adviser or certain of its affiliates hold, and may in the future be allocated, certain investments in collateralized loan obligations (“CLOs”), such as debt tranches, which conflict with the positions held by other accounts in such CLOs, such as the registrant. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliates will have a conflict of interest as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including the registrant. In such cases, such conflicts may not be resolved in a manner that is always or exclusively in our best interests.

In addition, certain of the Adviser’s affiliates (and the investment funds that they manage) may also invest in companies that compete with the Adviser and that therefore manage other accounts and funds that compete for investment opportunities with the registrant. The registrant’s executive officers and trustees, as well as other current and potential future affiliated persons, officers and employees of the Adviser and certain of its affiliates, may serve as officers, directors or principals of, or manage the accounts for, other entities with investment strategies that substantially or partially overlap with the strategy that the registrant pursues. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of the registrant or the registrant’s common shareholders.

Further, the professional staff of the Adviser will devote as much time to the registrant as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons are also committed to providing investment advisory and other services for other clients and engage in other business ventures in which the registrant has no interest. Certain of the Adviser’s and its affiliates’ senior personnel and ultimate managers serve and may serve as officers, directors, managers or principals of other entities that operate in the same or a related line of business as the Adviser, and its affiliates, or that are service providers to firms or entities such as the Adviser, the registrant, CLOs or other similar entities. Accordingly, such persons may have obligations to investors in those entities the fulfillment of which may not be in the registrant’s best interest. In addition, certain of such persons hold direct and indirect personal investments in various companies, including certain investment advisers and other operating companies, some of which do or may provide services to the Adviser, the registrant, or other accounts serviced by the Adviser or its affiliates, or to any issuer in which the registrant may invest. The registrant may pay fees or other compensation to any such operating company or financial institution for services received. Further, these relationships may result in conflicts of interest that may not be foreseen or may not be resolved in a manner that is always or exclusively in the registrant’s best interest. As a result of these separate business activities and payment structures, the Adviser has conflicts of interest in allocating management time, services and functions among the registrant and its affiliates and other business ventures or clients.

As a fiduciary, the Adviser owes a duty of loyalty to its clients, including the registrant, and must treat each client fairly. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. To this end, the Adviser has adopted and reviewed policies and procedures pursuant to which it allocates investment opportunities appropriate for more than one client account in a manner deemed appropriate in its sole discretion to achieve a fair and equitable result over time. Pursuant to these policies and procedures, when allocating investment opportunities, the Adviser may take into account regulatory, tax or legal requirements applicable to an account. In allocating investment opportunities, the Adviser may use rotational, percentage or other allocation methods provided that doing so is consistent with the Adviser’s internal conflict of interest and allocation policies and the requirements of the Advisers Act, the Investment Company Act of 1940, as amended (the “1940 Act”), and other applicable laws. In addition, an account managed by the Adviser, such as the registrant, is expected to be considered for the allocation of investment opportunities together with other accounts managed by affiliates of the Adviser. There is no assurance that investment opportunities will be allocated to any particular account equitably in the short-term or that any such account, including the registrant, will be able to participate in all investment opportunities that are suitable for it.

In the ordinary course of business, the registrant may enter into transactions with persons who are affiliated with the registrant by reason of being under common control of the Adviser or its affiliates. In order to ensure that the registrant does not engage in any prohibited transactions with any affiliated persons, the registrant has implemented certain policies and procedures whereby its executive officers screen each of its transactions for any possible affiliations between the registrant, the Adviser and its affiliates and the registrant’s employees, officers and directors. The registrant will not enter into any such transactions unless and until it is satisfied that doing so is consistent with the 1940 Act, applicable SEC exemptive rules, interpretations or guidance, or the terms of the registrant’s exemptive order (discussed below), as applicable. The registrant’s affiliations may require it to forgo attractive investment opportunities.

The registrant may co-invest on a concurrent basis with other accounts managed by the Adviser and may do so with other accounts managed by certain of our Adviser’s affiliates subject to compliance with applicable regulations and regulatory guidance and applicable written allocation procedures. The registrant has received exemptive relief from the SEC that permits it to participate in certain negotiated co-investments alongside other accounts managed by the Adviser and certain of its affiliates, subject to certain conditions including that (i) a majority of the registrant’s trustees who have no financial interest in the transaction and a majority of the registrant’s trustees who are not interested persons, as defined in the 1940 Act, of the registrant approve the co-investment and (ii) the price, terms and conditions of the co-investment are the same for each participant. The Adviser may determine not to allocate certain potential co-investment opportunities to the registrant after taking into account regulatory requirements or other considerations. A copy of the registrant’s application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.

In order to address such conflicts of interest, the registrant has adopted a Code of Ethics. Similarly, the Adviser has separately adopted a Code of Ethics (“Code”). The Adviser’s Code requires the officers and employees of the Adviser to act in the best interests of its client accounts (including the registrant), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. The registrant’s trustees and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.

In addition, the Adviser has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.

Investment Personnel. The senior investment team of the Adviser is primarily responsible for the registrant’s day-to-day investment management and the implementation of the registrant’s investment strategy and process, with oversight provided by the Adviser’s board of managers. Biographical information on the senior investment team, each of whom has served as a portfolio manager since the registrant’s inception, is set forth below:

Thomas P. Majewski, Managing Partner (Since November 2012).  Mr. Majewski is the Managing Partner and founder of the Adviser. He serves as trustee, Chairman and Chief Executive Officer of the registrant; director, Chairman and Chief Executive Officer of Eagle Point Income Company Inc.; and director and Chief Executive Officer of Eagle Point Credit Company Inc. Mr. Majewski has been involved in the formation and/or monetization of many CLO transactions across multiple market cycles. Mr. Majewski led the creation of some of the earliest refinancing CLOs, introducing techniques that are now commonplace in the market. Mr. Majewski’s experience in the CLO market dates back to the 1990s. He has spent his entire career in the structured finance and credit markets. Mr. Majewski is a member of the Adviser’s Board of Managers and Eagle Point Credit Management’s investment committee. Mr. Majewski is also the Managing Partner of Eagle Point Income Management, LLC, the adviser to Eagle Point Income Company Inc. and an affiliate of the Adviser.

Prior to joining Eagle Point Credit Management LLC in September 2012, Mr. Majewski was a Managing Director and U.S. Head of CLO Banking at RBS Securities Inc., or “RBS,” from September 2011 through September 2012, where he was responsible for all aspects of RBS’s new-issue CLO platform. Prior to joining RBS, Mr. Majewski was the U.S. country head at AMP Capital Investors (US) Ltd. and AE Capital Advisers (US) LLC, where he was responsible for investing in credit, structured products and other private assets on behalf of several Australian investors. Prior to this, Mr. Majewski was a Managing Director and head of CLO banking at Merrill Lynch Pierce Fenner and Smith Inc. Mr. Majewski also has held leadership positions within the CLO groups at JPMorgan Securities Inc. and Bear, Stearns & Co. Inc. Mr. Majewski has a B.S. from Binghamton University and has been a Certified Public Accountant (inactive).

Daniel W. Ko, Principal and Portfolio Manager (Since December 2012).  Mr. Ko is a Principal and Portfolio Manager of the Adviser and Eagle Point Income Management LLC. Mr. Ko is responsible for manager evaluation and structuring investment opportunities in the primary CLO market, analyzing secondary CLO market opportunities, executing trades and monitoring investments. Mr. Ko has specialized in structured finance throughout his entire career.

Prior to joining the Adviser in December 2012, Mr. Ko was with Bank of America Merrill Lynch (“BAML”) for the previous six years, most recently as Vice President of the CLO structuring group, where he was responsible for modeling the projected deal cash flows, negotiating deal terms with both debt and equity investors and coordinating the rating process. In addition, he was responsible for exploring non-standard structuring initiatives such as financing trades with dynamic leverage, emerging market collateralized bond obligations and European CLOs. Prior to joining the CLO structuring group, Mr. Ko managed BAML’s legacy CLO, trust-preferred securities CDO and asset-backed securities CDO portfolios. Prior to Bank of America’s merger with Merrill Lynch, Mr. Ko was an associate in Merrill Lynch’s CDO structuring group, Mr. Ko graduated magna cum laude from the University of Pennsylvania’s Wharton School with a B.S. in finance and accounting.

Daniel M. Spinner (CAIA), Principal and Portfolio Manager (Since February 2013).  Mr. Spinner is a Principal and Portfolio Manager of the Adviser and Eagle Point Income Management LLC. Mr. Spinner is primarily responsible for manager evaluation and due diligence and for monitoring investments. Mr. Spinner is also actively involved in investor relations and communications. Mr. Spinner is an alternative asset management industry specialist with 20 years of experience advising, financing and investing in alternative asset management firms and funds. Mr. Spinner’s experience in the CLO market dates back to the late 1990s.

Prior to joining the Adviser in February 2013, Mr. Spinner was an Investment Analyst at the 1199SEIU Benefit and Pension Funds, from June 2009 to February 2013, where he oversaw the private equity, special opportunities credit and real estate allocations. The 1199SEIU Benefit and Pension Funds are collectively among the largest Taft-Hartley plans in the United States. Prior to this, Mr. Spinner was a Managing Director at Bear, Stearns & Co. Inc. focused on alternative asset managers. Prior to Bear Stearns, Mr. Spinner was the co-founder and president of Structured Capital Partners, Inc., a financial holding company formed to invest in structured credit managers. Mr. Spinner was credit trained at Chase Manhattan Bank where he began his career as an investment banker and spent seven years in the Financial Institutions Group (including at JPMorgan Securities Inc. post-merger), where he had coverage responsibility for asset management firms including CLO collateral managers. Mr. Spinner serves as a member of the board of managers and investment committee of Marble Point. Mr. Spinner earned a B.A., summa cum laude, from Gettysburg College and an M.B.A. from Columbia University.

The following table sets forth other accounts within each category listed for which members of the senior investment team are jointly and primarily responsible for day-to-day portfolio management as of December 31, 2022. Among the accounts listed below, one of the “Registered Investment Companies” (with total assets of $760.2), seven of the “Other Pooled Investment Vehicles” (with total assets of $2,350.1) and 26 of the “Other Accounts” (with total assets of $1,710.6) are subject to a performance fee.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Thomas P. Majewski	2	$908.7	10	$2,652.4	55	$4,617.9
Daniel W. Ko	2	$908.7	10	$2,652.4	55	$4,617.9
Daniel M. Spinner	2	$908.7	10	$2,652.4	55	$4,617.9

* Total Assets are estimated and unaudited and may vary from final audited figures. Total assets exclude amounts invested in the equity of another investment vehicle managed by the portfolio manager so as to avoid double counting.

Compensation

The Adviser’s investment professionals are paid out of the total revenues of the Adviser and certain of its affiliates, including the advisory fees earned with respect to providing advisory services to the registrant. Professional compensation is structured so that key professionals benefit from strong investment performance generated on the accounts that the Adviser and such affiliates manage and from their longevity with the Adviser. Each member of the senior investment team has indirect equity ownership interests in the Adviser and related long-term incentives. Members of the senior investment team also receive a fixed base salary and an annual market and performance-based cash bonus. The bonus is determined by the Adviser’s board of managers, and is based on both quantitative and qualitative analysis of several factors, including the profitability of the Adviser and its affiliates, and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by the registrant’s long-term performance and the value of the registrant’s assets as well as the portfolios managed for the Adviser’s and such affiliates’ other clients.

Securities Owned in the Company by Portfolio Managers

The table below sets forth the dollar range of the value of the shares of the registrant’s common shares which are owned beneficially by each portfolio manager as of December 31, 2022. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company(1)
Thomas P. Majewski	None
Daniel W. Ko	$100,001 – $500,000
Daniel M. Spinner	$50,001 – $100,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 and over $1,000,000.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activity during the fiscal year ended December 31, 2022.

Item 13.	Exhibits

(a) (2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT INSTITUTIONAL INCOME FUND

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer

Date:	February 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (principal executive officer)

Date:	February 28, 2023

By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio
Chief Financial Officer (principal financial officer)

Date:	February 28, 2023